-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

     REGISTRATION STATEMENT (NO. 33-34494) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 34
                                        AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 35


                       VANGUARD INSTITUTIONAL INDEX FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           ON APRIL 26, 2002, PURSUANT TO PARAGRAPH (B) OF RULE 485.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

VANGUARD[R] U.S. STOCK INDEX FUNDS
INSTITUTIONAL SHARES & INSTITUTIONAL PLUS SHARES
APRIL 26, 2002

 This prospectus
 contains financial data
 for the Funds through
 the fiscal year ended
 December 31, 2001.

STOCK
                                               VANGUARD INSTITUTIONAL INDEX FUND
                            VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
                                          VANGUARD TOTAL STOCK MARKET INDEX FUND
                                             VANGUARD EXTENDED MARKET INDEX FUND
                                                     VANGUARD MID-CAP INDEX FUND
                                                   VANGUARD SMALL-CAP INDEX FUND
                                                       VANGUARD VALUE INDEX FUND
                                             VANGUARD SMALL-CAP VALUE INDEX FUND
                                                      VANGUARD GROWTH INDEX FUND
                                            VANGUARD SMALL-CAP GROWTH INDEX FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                          [LOGO]
                                                           THE VANGUARD GROUP[R]

VANGUARD U.S. STOCK INDEX FUNDS
Institutional Shares and Institutional Plus Shares
Prospectus
April 26, 2002
--------------------------------------------------------------------------------
CONTENTS

   1 FUND PROFILES

     1 Vanguard Institutional Index Fund
     4 Vanguard Institutional Total Stock Market
         Index Fund
     6 Vanguard Total Stock Market Index Fund
     9 Vanguard Extended Market Index Fund
    12 Vanguard Mid-Cap Index Fund
    15 Vanguard Small-Cap Index Fund
    18 Vanguard Value Index Fund
    21 Vanguard Small-Cap Value Index Fund
    24 Vanguard Growth Index Fund
    27 Vanguard Small-Cap Growth Index Fund

  30 MORE ON THE FUNDS
  35 THE FUNDS AND VANGUARD
  36 INVESTMENT ADVISER
  37 DIVIDENDS, CAPITAL GAINS, AND TAXES
  39 SHARE PRICE
  39 FINANCIAL HIGHLIGHTS
  47 INVESTING WITH VANGUARD

    47 Buying Shares
    48 Redeeming Shares
    50 Exchanging Shares
    51 Other Rules You Should Know
    53 Fund and Account Updates
    54 Contacting Vanguard

  56 VIPER SHARES

 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk/(R)/" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

This prospectus offers Institutional Shares for all of the Funds and Institutional Plus Shares for two of the Funds. The investment minimum is $10 million, except for the Institutional Plus Shares ($200 million) of Vanguard Institutional Index Fund and the Institutional Shares ($200 million) and Institutional Plus Shares ($500 million) of Vanguard Institutional Total Stock Market Index Fund. The Funds generally are not available through financial intermediaries or retirement plans receiving special administrative services from Vanguard.
Institutional Shares of Vanguard Total Stock Market and Extended Markets Index Funds can be converted into an exchange-traded class of shares known as VIPER Shares. A brief description of VIPER Shares and how to convert into them appears on pages 56 to 58 of this prospectus. A separate prospectus containing more information about VIPER Shares is available at Vanguard's website or by calling 1-866-499-8473 (1-866-499-VIPER).
Another prospectus offers Investor Shares for all of the Vanguard U.S. Stock Index Funds (except Vanguard Institutional Index Fund and Institutional Total Stock Market Index Fund) as well as Admiral Shares for seven of the Funds. The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

FUND PROFILE-- VANGUARD(R) INSTITUTIONAL INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a passive management strategy designed to track the performance of the Standard &Poor's 500 Index, which is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index. For a description of the Fund's replication technique, please see "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown.
      ----------------------------------------------------
           ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
       [CHART]
              1992           7.54
              1993          10.02
              1994           1.31
              1995          37.60
              1996          23.06
              1997          33.36
              1998          28.79
              1999          21.17
              2000          -8.95
              2001         -11.93
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.43% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.69% (quarter ended September 30, 2001).

     The table shows the average annual total returns of the share classes presented and how the returns of the Institutional Shares and the one year return of the Institutional Plus shares compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for Institutional Plus Shares will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.





--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                              PERIODS ENDED DECEMBER 31, 2001
                                               1 YEAR    5 YEARS       10 YEARS
-------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                           -11.93%      10.79%      12.98%
 Return After Taxes on Distributions           -12.39       10.08       11.97
 Return After Taxes on Distributions and        -7.28        8.62       10.61
  Sale of Fund Shares
VANGUARD INSTITUTIONAL INDEX FUND
 INSTITUTIONAL PLUS SHARES
 Return Before Taxes*                          -11.90%        --          --
S&P 500 INDEX (reflects no deduction for
 fees, expenses, or taxes)                     -11.89%      10.70%      12.94%
-------------------------------------------------------------------------------
*Average annual total return of  Institutional  Plus Share since inception
 (July 7, 1997) was 6.82%
-------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

                                            INSTITUTIONAL       INSTITUTIONAL
                                                   SHARES         PLUS SHARES
                                                   ------        ------------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:            None                None
Purchase Fee:                                        None*               None*
Sales Charge (Load)Imposed on Reinvested Dividends:  None                None
Redemption Fee:                                      None                None
Exchange Fee:                                        None                None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                 0.05%              0.025%
12b-1 Distribution Fee:                              None                None
Other Expenses:                                         0%                  0%
 TOTAL ANNUAL FUND OPERATING EXPENSES:               0.05%              0.025%

*The Fund reserves the right to deduct a purchase fee from future purchases of shares.

3

     The following examples are intended to help you compare the cost of investing in the Fund's Institutional or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-----------------------------------------------------------------
                           1 YEAR  3 YEARS   5 YEARS    10 YEARS
-----------------------------------------------------------------
Institutional Shares           $5      $16       $28         $64
Institutional Plus Shares       3        8        14          32
-----------------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                 NEWSPAPER ABBREVIATION
Dividends are distributes quarterly in      Institutional  Shares--InstIdx
March, June, September, and December;       Institutional Plus Shares--InstPlus
capital gains, if any, are distributed
annuslly in December.

INVESTMENT ADVISER                          VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,      Institutional Shares--94
since inception                             Institutional Plus Shares--854

INCEPTION DATE                              CUSIP NUMBER
Institutional Shares--July 31, 1990         Institutional Shares--922040100
Institutional Plus Shares--July 7, 1997     Institutional Plus Shares--922040209

NET ASSETS (ALL SHARE CLASSES) AS OF        TICKER SYMBOL
DECEMBER 31, 2001                           Institutional Shares--VINIX
$35.5 billion                               Institutional Plus Shares--VIIIX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a passive management strategy designed to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund invests all or substantially all of its assets in a representative sample of the stocks that make up the Index. For a description of the Fund's sampling technique, please see "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market.


PERFORMANCE/RISK INFORMATION
The Fund has not been in operation long enough to report a full calendar-year return. The FINANCIAL HIGHLIGHTS section provides detailed information on the Fund's fiscal-year return.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on ethose incurred in the fiscal year ended December 31, 2001.

                                            INSTITUTIONAL       INSTITUTIONAL
                                                   SHARES         PLUS SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:            None                None
Purchase Fee:                                        None*               None*
Sales Charge (Load) Imposed on Reinvested Dividends: None                None
Redemption Fee:                                      None                None
Exchange Fee:                                        None                None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                 0.06%              0.025%
12b-1 Distribution Fee:                              None                None
Other Expenses:                                         0%                  0%
 TOTAL ANNUAL FUND OPERATING EXPENSES:               0.06%              0.025%

*The Fund reserves the right to deduct a purchase fee from future purchases of shares.

5



     The following examples are intended to help you compare the cost of investing in the Fund's Institutional or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                           1 YEAR   3 YEARS   5 YEARS    10 YEARS
-----------------------------------------------------------------
Institutional Shares           $6       $19       $34       $77
Institutional Plus Shares       3         8        14        32
-----------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                 NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in      Institutional Shares--InstTStIdxt
March, June, September, and December;       Institutional Plus Shares--
capital gains, if any, are distributed        InstTStPlus
annually in December.
                                            VANGUARD FUND NUMBER
INVESTMENT ADVISER                          Institutional Shares--870
The Vanguard Group, Valley Forge, Pa.,      Institutional Plus Shares--871
since inception
                                              CUSIP NUMBER
INCEPTION DATE                                Institutional Shares--922010308
Institutional Shares--August 31, 2001         Institutional Plus
Institutional Plus Shares--May 31, 2001       Shares--922010407

NET ASSETS (ALL SHARE CLASSES) AS OF          TICKER SYMBOL
DECEMBER 31, 2001                             Institutional Shares--VITNX
$1.5 billion                                  Institutional Plus Shares--VITPX
--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) TOTAL STOCK MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a passive management strategy designed to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund invests all or substantially all of its assets in a representative sample of the stocks that make up the Index. For a description of the Fund's sampling technique, please see "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund.The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown.


      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
      ----------------------------------------------------
         [CHART]
              1998          23.37%
              1999          23.93%
              2000         -10.46
              2001         -10.85
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.55% (quarter ended December 31, 1998), and the lowest return for a quarter was -15.90% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for other share classes will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an

7


assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                              PERIODS ENDED DECEMBER 31, 2001
                                                 1 YEAR       SINCE INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                             -10.85%                 6.48%
 Return After Taxes on Distributions             -11.31                  5.73
 Return After Taxes on Distributions and          -6.62                  4.95
  Sale of Fund Shares
--------------------------------------------------------------------------------
WILSHIRE 5000 INDEX (reflects no deduction
 for fees, expenses, or taxes)                   -10.96%                 6.31%
 -------------------------------------------------------------------------------
*July 7, 1997.
-------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.06%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.08%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $8          $26        $45         $103
-------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      TotStInst
June, September, and December; capital gains,
if any, are distributed annually in December.      VANGUARD FUND NUMBER
                                                   855
INVESTMENT ADVISER
The Vanguard Group, Valley Forge, Pa.,             CUSIP NUMBER
since inception                                    922908801

INCEPTION DATE                                     TICKER SYMBOL
April 27, 1992; Institutional Shares added         VITSX
July 7, 1997

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2001
$25 billion
--------------------------------------------------------------------------------

9

FUND PROFILE-- VANGUARD(R) EXTENDED MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Wilshire 4500 Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The Wilshire 4500 Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Index. The Fund invests all or substantially all of its assets in a representative sample of the stocks that make up the Wilshir 4500 Index. For a description of the Fund's sampling technique, please see "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown.
      ----------------------------------------------------
           ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
        [CHART]
              1998           8.45%
              1999          36.45
              2000         -15.41
              2001          -9.03
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 29.63% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.04% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for other share classes will differ.



     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                              bPERIODS ENDED DECEMBER 31, 2001
                                                     1 YEAR    SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                              -9.03%                 5.54%
 Return After Taxes on Distributions             -10.13                  2.82
 Return After Taxes on Distributions and          -5.01                  3.98
  Sale of Fund Shares
WILSHIRE 4500 INDEX (reflects no deduction for
 fees, expenses,or taxes)                         -9.32%                 5.28%
-------------------------------------------------------------------------------
*July 7, 1997
--------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.08%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.10%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

11



     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $10         $32        $56         $128
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    NEWSPAPER ABBREVIATION
Distributed annually in December               ExtndInst

INVESTMENT ADVISER                             VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,         856
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 922908884
December 21, 1987; Institutional Shares added
July 7, 1997                                   TICKER SYMBOL
                                               VIEIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2001
$4.6 billion
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) MID-CAP INDEX FUND


INVESTMENT  OBJECTIVE
The Fund seeks to match the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's MidCap 400 Index, which is made up of a group of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index. For a description of the Fund's replication technique, please see "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


- Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown.



      ----------------------------------------------------
           ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
       [CHART]
              1999          15.41%
              2000          18.39
              2001          -0.37
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 18.08% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.50% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for other share classes will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher

13


after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                              PERIODS ENDED DECEMBER 31, 2001
                                                   1 YEAR      SINCE INCEPTION*
-------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                                -0.37%              11.43%
 Return After Taxes on Distributions                -1.17                9.08
 Return After Taxes on Distributions and             0.05                8.21
  Sale of Fund Shares
S&P MIDCAP 400 INDEX (reflects no deduction         -0.60%              10.73%
 for fees, expenses, or taxes)
-------------------------------------------------------------------------------
*May 21, 1998
--------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.08%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.10%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $10         $32        $56         $128
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         MidCpInst

INVESTMENT ADVISER                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   864
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922908835
Investor Shares--May 21, 1998
Institutional Shares--May 21, 1998       TICKER SYMBOL
                                         VMCIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2001
$2.9 billion
--------------------------------------------------------------------------------

15

FUND PROFILE--VANGUARD(R) SMALL-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a benchmark index that measures the investment return of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a passive management strategy designed to track the performance of the Russell 2000 Index, which is made up of the stocks of smaller U.S. companies. The Russell 2000 Index is made up of the 2,000 smallest companies from the list of the 3,000 largest U.S. companies. The Fund invests all or substantially all of its assets in a representative sample of the stocks that make up the Index. For a description of the Fund's sampling technique, please see "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown.
      ----------------------------------------------------
            ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
      [CHART]
              1998          -2.50
              1999          23.33
              2000          -2.56
              2001           3.27
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.94% (quarter ended December 31, 2001), and the lowest return for a quarter was -20.69% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for other share classes will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                               PERIODS ENDED DECEMBER 31, 2001
                                                   1 YEAR      SINCE INCEPTION*
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                                 3.27%               6.89%
 Return After Taxes on Distributions                 2.76                4.47
 Return After Taxes on Distributions and             2.00                4.96
  Sale of Fund Shares
RUSSELL 2000 INDEX (reflects no deduction            2.49%               6.11%
 for fees, expenses, or taxes)
-------------------------------------------------------------------------------
*July 7, 1997
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.07%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.10%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

17

     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $10         $32        $56         $128
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Distributed annually in December                 SmCapInst

INVESTMENT ADVISER                               VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa., since     857
1989
                                                 CUSIP NUMBER
INCEPTION DATE                                   922908876
October 3, 1960; Institutional Shares added
July 7, 1997                                     TICKER SYMBOL
                                                 VSCIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2001
$4.7 billion
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a benchmark index that measures the investment return of large-capitalization value stocks.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's 500/Barra Value Index, which includes those stocks of the S&P 500 Index with lower-than-average price/book ratios. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index. For a description of the Fund's replication technique, please see "Indexing Methods" under MORE ON THE FUNDS.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown.
     ----------------------------------------------------
           ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
    [CHART]
              1999          12.67%
              2000           6.19
              2001         -11.77
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.78% (quarter ended June 30, 1999), and the lowest return for a quarter was -16.24% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for other share classes will differ.

19

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                              PERIODS ENDED DECEMBER 31, 2001
                                                   1 YEAR      SINCE INCEPTION*
-------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                               -11.77%               1.76%
 Return After Taxes on Distributions               -13.37               -0.46
 Return After Taxes on Distributions and            -6.51                0.74
  Sale of Fund Shares
S&P 500/BARRA VALUE INDEX (reflects no             -11.71%               1.75%
 deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
*July 2, `998
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.08%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.10%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $10         $32        $56         $128
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                 NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly         AS OF  DECEMBER 31, 2001
in March,  June, September, and December;   $4.5 billion
capital gains, if any, are distributed
annually in December.

INVESTMENT ADVISER                          NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,      ValueInst
since inception
                                            VANGUARD FUND NUMBER
INCEPTION DATE                              867
November 2, 1992; Institutional Shares
added July 2, 1998                          CUSIP NUMBER
                                            922908850

                                            TICKER SYMBOL
                                            VIVIX
--------------------------------------------------------------------------------

21

FUND PROFILE-- VANGUARD(R) SMALL-CAP VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a benchmark index that measures the investment return of small-capitalization value stocks.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's SmallCap 600/Barra Value Index, which includes those stocks of the S&P SmallCap 600 Index with lower-than-average price/book ratios. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index. For a description of the Fund's replication technique, please see "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown.
      -------------------------------------------------------
            ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
      [CHART]
              2000          22.04%
              2001          13.86
      --------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.40% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.54% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for another share class will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                              PERIODS ENDED DECEMBER 31, 2001
                                                   1 YEAR     SINCE INCEPTION*
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP VALUE INDEX FUND
INSTITUTIONAL SHARES
 Return Before Taxes                                13.86%              18.86%
 Return After Taxes on Distributions                11.29               14.84
 Return After Taxes on Distributions and             8.53               13.12
  Sale of Fund Shares
S&P SMALLCAP 600/BARRA VALUE INDEX
 (reflects no deduction for fees,                   13.10%              17.84%
   expenses, or taxes)
-------------------------------------------------------------------------------
*December 7, 1999
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.07%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.10%

    *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

23


     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $10         $32       $56         $128
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS               NEWSPAPER ABBREVIATION
Distributed annually in December          SmValInst

INVESTMENT ADVISER                        VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,    865
since inception
                                          CUSIP NUMBER
INCEPTION DATE                            922908785
May 21, 1998; Institutional Shares added
December 7, 1999                          TICKER SYMBOL
                                          VSIIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2001
$1.1 billion
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's 500/Barra Growth Index, which includes those stocks of the S&P 500 Index with higher-than-average price/book ratios. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index. For a description of the Fund's replication technique, please see "Indexing Methods" under MORE ON THE FUNDS.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown.
      ----------------------------------------------------
          ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
   [CHART]
              1999          28.91%
              2000         -22.14
              2001         -12.82
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.21% (quarter ended December 31, 1999), and the lowest return for a quarter was -17.44% (quarter ended March 31, 2001).
     The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax

25


returns are only for the Fund's Institutional Share class and that after-tax returns for other share classes will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                              PERIODS ENDED DECEMBER 31, 2001
                                                   1 YEAR      SINCE INCEPTION*
-------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                               -12.82%               1.53%
 Return After Taxes on Distributions               -13.11                1.02
 Return After Taxes on Distributions and            -7.82                1.09
  Sale of Fund Shares
S&P 500/BARRA GROWTH INDEX (reflects no            -12.73%               1.40%
 deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
*May 14, 1998
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.08%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.10%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $10         $32        $56         $128
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                 NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly         AS OF DECEMBER 31, 2001
in March,June,  September, and December;    $10.3 billion
capital gains,  if any, are distributed
annually in December.

INVESTMENT ADVISER                             NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,         GrowthInst
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 868
November 2, 1992; Institutional shares added
May 14, 1998                                   CUSIP NUMBER
                                               922908868

                                               TICKER SYMBOL
                                               VIGIX
--------------------------------------------------------------------------------

27

FUND PROFILE-- VANGUARD(R) SMALL-CAP GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's SmallCap 600/Barra Growth Index, which includes those stocks of the S&P SmallCap 600 Index with higher-than-average price/book ratios. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index. For a description of the Fund's replication technique, please see "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Institutional Shares in their first full calendar year.

     --------------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
      [CHART]
             -0.64%
      --------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 20.31% (quarter ended December 31, 2001), and the lowest return for a quarter was -17.41% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for another share class will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                                   1 YEAR     SINCE INCEPTION*
-------------------------------------------------------------------------------

VANGUARD SMALL-CAP GROWTH INDEX FUND
INSTITUTIONAL SHARES
 Return Before Taxes                                -0.64%               2.61%
 Return After Taxes on Distributions                -0.75                1.59
 Return After Taxes on Distributions and            -0.39                1.76
  Sale of Fund Shares

 S&P SMALLCAP 600/BARRA GROWTH INDEX
 (REFLECTS NO DEDUCTION FOR FEES,                   -1.18%               1.81%
 EXPENSES, OR TAXES)

-------------------------------------------------------------------------------
*May 24, 2000
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                       None
      Purchase Fee:                                                   None*
      Sales Charge (Load) Imposed on Reinvested Dividends:            None
      Redemption Fee:                                                 None
      Exchange Fee:                                                   None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                           0.07%
      12b-1 Distribution Fee:                                         None
      Other Expenses:                                                0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.10%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

29


     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------
 1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $10         $32       $56         $128
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS               NEWSPAPER ABBREVIATION
Distributed annually in December          SmGthInst

INVESTMENT ADVISER                        VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,    866
since inception
                                          CUSIP NUMBER
INCEPTION DATE                            922908819
May 21, 1998; Institutional Shares added
May 24, 2000                              TICKER SYMBOL
                                          VSGIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2001
$466 million
--------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
     Finally, you'll find information on other important features of the Funds.

INDEXING METHODS
In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.


     REPLICATION METHOD. Many stock funds--but not bond funds--use the replication method of indexing. This means that a fund holds each security found in its target index in about the same proportion as represented in the index itself. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. For bond funds, replication is an inefficient and costly method of indexing, since there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index. The Institutional, Mid-Cap, Value, Small-Cap Value, Growth, and Small-Cap Growth Index Funds employ this method of indexing.


     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Wilshire 5000 Index, for example, included more than 6,000 separate stocks as of December 31, 2001), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. For stock funds, these include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks. The Institutional Total Stock Market, Total Stock Market, Extended Market, and Small-Cap Index Funds employ this method of indexing.

31


     The following table shows the number of stocks held by each Fund, and the number of stocks in its target index, as of December 31, 2001.



--------------------------------------------------------------------------------
                                         NUMBER OF   NUMBER OF STOCKS IN
      VANGUARD INDEX FUND                STOCKS HELD     TARGET INDEX
      ------------------------------------------------------------------
      INSTITUTIONAL                        506              500
      Institutional Total Stock Market   3,287            6,054
      Total Stock Market                 3,424            6,054
      Extended Market                    3,026            5,564
      Mid-Cap                              407              400
      Small-Cap                          1,953            1,931
      Value                                356              354
      Small-Cap Value                      394              380
      Growth                               146              146
      Small-Cap Growth                     221              220
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

MARKET EXPOSURE
The Funds invest mainly in common stocks. As a result, they are subject to certain risks.

FLAG EACH FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or market capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $10.5 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $10.5 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------



     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.

     Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market, Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

     Even indexes that are subsets of the S&P 500 Index--such as the S&P 500/Barra Value Index and the S&P 500/Barra Growth Index (the target indexes of the Value and Growth Index Funds)--will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P 500/Barra Value Index have been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P 500/Barra Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the stocks of the S&P 500 Index. However, both value and growth stocks have the potential at times to be more volatile than the broader market.

33

FLAG EACH FUND IS SUBJECT TO  INVESTMENT  STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SPECIFIC TYPES OF STOCKS (FOR INSTANCE, SMALL-CAP OR VALUE) TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

RISK OF NONDIVERSIFICATION

FLAG When a target index becomes less diversified, a fund that tracks that index similarly becomes less diversified. By tracking its target index, the GROWTH INDEX FUND has at times been technically "nondiversified" under SEC standards. This has happened when, due to the rapid appreciation of certain stocks in its target index, the Fund's top few holdings represented more than 25% of its total assets. As the market values of the Fund's largest holdings rise and fall, there may be times when the Fund is diversified under SEC standards and other times when it is not. The Fund continues to hold more than 100 stock positions in a variety of market sectors. Shareholders in Vanguard Growth Index Fund are subject to the risk that the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks.

     In the unlikely event that the target index of any of the other Vanguard U.S. Stock Index Funds becomes dominated by just a few companies, shareholders in that Fund would similarly be subject to the risk of nondiversification.

OTHER INVESTMENT POLICIES AND RISKS

Each Fund reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same general market (large-, mid-, or small-cap, growth, or value) as the current index.

     Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.
     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

FLAG EACH FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES.  DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.


     To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).
     The Funds will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, each Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.
     The reasons for which a Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
- Each Vanguard fund reserves the right to stop offering shares at any time. n Certain Vanguard funds charge purchase and/or redemption fees on transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

35

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of December 31, 2001, the average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 60%; for all domestic stock funds, the average turnover rate was approximately 110%, according to Morningstar, Inc.
--------------------------------------------------------------------------------


THE FUNDS AND VANGUARD

Each Fund (except the Institutional Index Fund and Institutional Total Stock Market Index Fund) is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to its member funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each member fund pays its allocated share of The Vanguard Group's marketing costs.

     Vanguard Institutional Index Fund and Institutional Total Stock Market Index Fund are not members of The Vanguard Group, but are administered by Vanguard and pay Vanguard a fee to provide management, advisory, marketing, and other services.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Funds' adviser through its Quantitative Equity Group. As of December 31, 2001, Vanguard served as adviser for about $408 billion in assets.
     Vanguard pays for all of the Institutional Index Fund's and Institutional Total Stock Market Index Fund's expenses (except taxes and brokerage commissions). In turn, each Fund pays Vanguard a monthly fee based on the following rates:



--------------------------------------------------------------------------------
FUND                                            PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------
Institutional Index Fund Institutional Shares                            0.05%
Institutional Index Fund Institutional Plus Shares                      0.025
Institutional Total Stock Market Index Fund Institutional Shares         0.06
Institutional Total Stock Market Index Fund Institutional Plus Shares   0.025
--------------------------------------------------------------------------------



Vanguard manages the other Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.


     For the fiscal year ended December 31, 2001, the advisory expenses of the U.S. Stock Index Funds represented an effective annual rate of less than 0.005% (less than 0.02% for Small-Cap Value and Small-Cap Growth Index Funds) of each Fund's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Funds' portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Funds.

37
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISER

 The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends for the Institutional, Institutional Total Stock Market, Total Stock Market, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gains ditributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------





BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------




GENERAL INFORMATION


BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  30%  of  any  taxable
distributions or redemptions from your account if you do not:

-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
-    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

39

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance For the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. You may have these annual reports sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Institutional Index Fund's Institutional Shares as an example. The Institutional Shares began fiscal year 2001 with a net asset value (price) of $120.72 per share. During the year, each Institutional Share earned $1.374 from investment income (interest and dividends). There was a decline of $15.829 per share in the value of investments held or sold by the Fund, resulting in a net decline of $14.455 per share from investment operations.

Shareholders received $1.375 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $104.89, reflecting losses of $14.455 per share and distributions of $1.375 per share. This was a decrease of $15.83 per share (from $120.72 at the beginning of the year to $104.89 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -11.93% for the year.

As of December 31, 2001, the Institutional Shares had $24.2 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 1.27% of average net assets. The Fund sold and replaced securities valued at 8% of its net assets.
--------------------------------------------------------------------------------

                                                   VANGUARD INSTITUTIONAL INDEX FUND
                                                             INSTITUTIONAL SHARES
                                                            YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------------
                                                 2001          2000         1999          1998          1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $120.72       $134.02      $112.85        $89.56        $68.86
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          1.374         1.403        1.501         1.429         1.391
 Net Realized and Unrealized Gain
  (Loss) on Investments                       (15.829)      (13.303)      22.143        24.177        21.415
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations           (14.455)      (11.900)      23.644        25.606        22.806
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (1.375)       (1.400)      (1.514)       (1.416)       (1.391)
 Distributions from Realized Capital Gains         --            --        (.960)        (.900)        (.715)
--------------------------------------------------------------------------------------------------------------
   Total Distributions                         (1.375)       (1.400)      (2.474)       (2.316)       (2.106)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $104.89       $120.72      $134.02       $112.85        $89.56
==============================================================================================================
TOTAL RETURN                                  -11.93%        -8.95%       21.17%        28.79%        33.36%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)           $24,165       $26,406      $28,918       $22,338       $15,348
 Ratio of Total Expenses to Average Net Assets  0.05%         0.06%        0.06%         0.06%         0.06%
 Ratio of Net Investment Income to
  Average Net Assets                            1.27%         1.10%        1.25%         1.46%         1.77%
 Turnover Rate*                                    8%           11%          14%           11%            7%
===============================================================================================================
*Turnover rates excluding in-kind redemptions were 5%, 7%, 3%, 7%, and 6%, respectively.

41

 VANGUARD INSTITUTIONAL INDEX FUND
                                                              INSTITUTIONAL PLUS SHARES
                                                                YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------------------------
                                                 2001          2000         1999          1998         1997*
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $120.72       $134.02      $112.85       $ 89.56        $84.91
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          1.405         1.449        1.542         1.464          .681
 Net Realized and Unrealized Gain
  (Loss) on Investments                       (15.829)      (13.302)      22.143        24.177         5.455
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations           (14.424)      (11.853)      23.685        25.641         6.136
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (1.406)       (1.447)      (1.555)      (1.451)         (.866)
 Distributions from Realized Capital Gains        --            --         (.960)        (.900)        (.620)
-------------------------------------------------------------------------------------------------------------
   Total Distributions                         (1.406)       (1.447)      (2.515)       (2.351)       (1.486)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $104.89       $120.72      $134.02       $112.85        $89.56
==============================================================================================================
TOTAL RETURN                                  -11.90%        -8.92%       21.21%        28.83%         7.29%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)         $11,349       $10,765       $6,861        $4,951        $3,488
 Ratio of Total Expenses to Average Net Asset  0.025%        0.025%       0.025%        0.025%      0.025%**
 Ratio of Net Investment Income to
  Average Net Assets                            1.31%         1.14%        1.29%         1.49%       1.72%**
  Turnover Rate+                                   8%           11%          14%           11%            7%
==============================================================================================================
 *July 7 (inception) through December 31, 1997.
**Annualized.
 +Turnover rates excluding in-kind redemptions were 5%, 7%, 3%, 7%, and 6%, respectively.

                                        VANGUARD INSTITUTIONAL TOTAL STOCK
                                    MARKET INDEX FUND INSTITUTIONAL SHARES
                                  ----------------------------------------------
                                                              Aug. 31 to
                                                          Dec. 21, 2001*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $22.72
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .098
 Net Realized and Unrealized Gain
  (Loss) on Investments                                        .421
--------------------------------------------------------------------------------
   Total from Investment Operations                            .519
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.139)
 Distributions from Realized Capital Gains                      --
--------------------------------------------------------------------------------
   Total Distributions                                        (.139)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $23.10
================================================================================
TOTAL RETURN                                                  2.33%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                          $358
 Ratio of Total Expenses to Average Net Assets              0.06%**
 Ratio of Net Investment Income to
  Average Net Assets                                        1.33%**
 Turnover Rate                                                  15%
================================================================================
  *Inception.
 **Annualized.

VANGUARD INSTITUTIONAL TOTAL STOCK
                                                       MARKET INDEX FUND
                                               INSTITUTIONAL PLUS SHARES
                                                 YEAR ENDED DECEMBER 31,
                                   --------------------------------------------
                                                              May 31* to
                                                           Dec. 31,
2001*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $25.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .151
 Net Realized and Unrealized Gain
 (Loss) on Investments                                       (1.900)
--------------------------------------------------------------------------------
   Total from Investment Operations                          (1.749)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.151)
 Distributions from Realized Capital Gains
--------------------------------------------------------------------------------
   Total Distributions                                        (.151)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $23.10
================================================================================
TOTAL RETURN                                                 -6.96%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $1,189
 Ratio of Total
  Expenses to Average Net Assets                           0.025%**
 Ratio of Net Investment Income to
  Average Net Assets                                        1.36%**
 Turnover Rate                                                  15%
================================================================================
  *Inception.
 **Annualized.


                                               VANGUARD TOTAL STOCK MARKET INDEX FUND
                                                                 INSTITUTIONAL SHARES
                                                              YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                 2001          2000         1999          1998         1997*
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $29.27        $33.22       $27.42        $22.64        $21.27
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .341          .371         .344          .359          .172
 Net Realized and Unrealized Gain
  (Loss) on Investments                        (3.533)       (3.815)       6.133         4.898         1.642
-------------------------------------------------------------------------------------------------------------
   Total from Investment Operations            (3.192)       (3.444)       6.477         5.257         1.814
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.328)        (.366)       (.357)        (.352)        (.214)
 Distributions from Realized Capital Gains         --         (.140)       (.320)        (.125)        (.230)
-------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.328)        (.506)       (.677)        (.477)        (.444)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $25.75        $29.27       $33.22        $27.42        $22.64

==============================================================================================================
TOTAL RETURN                                  -10.85%       -10.46%       23.93%        23.37%         8.60%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          $4,217        $4,272       $4,006        $2,445        $1,504
 Ratio of Total Expenses to Average Net Assets  0.08%         0.10%        0.10%         0.10%       0.10%**
 Ratio of Net Investment Income to
  Average Net Assets                            1.23%         1.14%        1.26%         1.53%       1.70%**
 Turnover Rate                                    7%+            7%           3%            3%            2%
==============================================================================================================
 *July 7 (inception) through December 31, 1997.
**Annualized.
 +The turnover rate excluding in-kind redemptions was 3%.

43

 VANGUARD EXTENDED MARKET INDEX FUND
                                                               INSTITUTIONAL SHARES
                                                            YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------
                                                 2001          2000         1999          1998         1997*
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $26.62        $37.09       $30.63        $30.76        $29.28
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .228          .313         .363          .427          .200
 Net Realized and Unrealized Gain
  (Loss) on Investments                        (2.703)       (6.041)      10.101         2.025         3.191
-------------------------------------------------------------------------------------------------------------
   Total from Investment Operations            (2.475)       (5.728)      10.464         2.452         3.391
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.245)        (.312)       (.364)        (.412)        (.371)
 Distributions from Realized Capital Gains      (.810)       (4.430)      (3.640)       (2.170)       (1.540)
-------------------------------------------------------------------------------------------------------------
   Total Distributions                         (1.055)       (4.742)      (4.004)       (2.582)       (1.911)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $23.09        $26.62       $37.09        $30.63        $30.76
==============================================================================================================
TOTAL RETURN**                                 -9.03%       -15.41%       36.45%         8.45%        11.82%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $746          $954         $870          $456          $415
 Ratio of Total Expenses to Average Net Assets  0.10%         0.10%        0.10%         0.10%        0.10%+
 Ratio of NetInvestment Income to
  Average Net Assets                            1.02%         0.96%        1.18%         1.34%        1.43%+
 Turnover Rate                                    20%           33%          26%           27%           15%
==============================================================================================================
*July 7 (inception) through December 31, 1997.
**Total return figures do not reflect the purchase fee imposed prior to April 1,
 2000.
 +Annualized.

                                                    VANGUARD MID-CAP INDEX FUND
                                                           INSTITUTIONAL SHARES
                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------
                                                 2001          2000         1999         1998*
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $12.23        $11.30       $10.79        $10.03
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .097           .081         .083          .055
 Net Realized and Unrealized Gain
  (Loss) on Investments                         (.166)        1.918        1.448          .814
-----------------------------------------------------------------------------------------------
   Total from Investment Operations             (.069)       1.999         1.531          .869
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.086)        (.089)       (.086)        (.059)
 Distributions from Realized Capital Gains      (.245)        (.980)       (.935)        (.050)
-----------------------------------------------------------------------------------------------
   Total Distributions                          (.331)       (1.069)      (1.021)        (.109)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $11.83        $12.23       $11.30        $10.79
================================================================================================
TOTAL RETURN**                                 -0.37%        18.39%       15.41%         8.61%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $650          $307         $143           $39
 Ratio of Total Expenses to Average
  Net Assets                                    0.10%         0.12%        0.12%        0.12%+
 Ratio of Net Investment Income to
  Average Net Assets                            1.00%         1.03%        1.11%        1.30%+
 Turnover Rate                                    24%           51%          38%           44%
================================================================================================
*Subscription period for the Fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement began May 21, 1998.
**Total return figures do not reflect the purchase fee imposed prior to
 March 1, 1999.
 +Annualized.


                                                     VANGUARD SMALL-CAP INDEX FUND
                                                              INSTITUTIONAL SHARES
                                                           YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------
                                                 2001          2000         1999          1998         1997*
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $19.44        $23.61       $21.20        $23.75        $22.56
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .251          .292         .295          .336          .158
 Net Realized and Unrealized Gain
  (Loss) on Investments                          .388        (1.145)       4.491        (1.007)        2.370
-------------------------------------------------------------------------------------------------------------
   Total from Investment Operations              .639         (.853)       4.786         (.671)        2.528
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.259)        (.292)       (.296)        (.329)        (.288)
 Distributions from Realized Capital Gains        --         (3.025)      (2.080)       (1.550)       (1.050)
-------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.259)       (3.317)      (2.376)       (1.879)       (1.338)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $19.82        $19.44       $23.61        $21.20        $23.75
==============================================================================================================
TOTAL RETURN**                                  3.27%        -2.56%       23.33%        -2.50%        11.42%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $584          $490         $415          $264          $137
 Ratio of Total Expenses to Average Net Assets  0.10%         0.13%        0.12%         0.12%        0.12%+
 Ratio of Net Investment Income to
  Average Net Assets                            1.34%         1.32%        1.37%         1.53%        1.52%+
 Turnover Rate                                    39%           49%          42%           35%           29%
==============================================================================================================
*July 7 (inception) through December 31, 1997.
**Total return figures do not reflect the purchase fee imposed prior to
 April 1, 2000.
 +Annualized.


                                                       VANGUARD VALUE INDEX FUND
                                                            INSTITUTIONAL SHARES
                                                         YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------
                                                 2001          2000         1999         1998*
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $22.87        $22.89       $22.51        $23.22
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .333          .377         .377          .196
 Net Realized and Unrealized Gain
  (Loss) on Investments                        (2.986)         .963        2.342         (.060)
-----------------------------------------------------------------------------------------------
   Total from Investment Operations            (2.653)        1.340        2.719          .136
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.340)        (.380)       (.384)        (.236)
 Distributions from Realized Capital Gains      (.977)        (.980)      (1.955)        (.610)
------------------------------------------------------------------------------------------------
   Total Distributions                         (1.317)       (1.360)      (2.339)        (.846)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $18.90        $22.87       $22.89        $22.51
==================================================================================================
TOTAL RETURN                                  -11.77%         6.19%       12.67%         0.69%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $865        $1,082         $460          $186
 Ratio of Total Expenses to Average Net Assets  0.10%         0.12%        0.12%        0.12%**
 Ratio of Net Investment Income to
  Average Net Assets                            1.63%         1.70%        1.68%        1.90%**
 Turnover Rate                                    38%           37%          41%           33%
==================================================================================================
 *July 2 (inception) through December 31, 1998.
**Annualized.

45

                                         VANGUARD SMALL-CAP VALUE INDEX FUND
                                                        INSTITUTIONAL SHARES
                                                     YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------
                                                 2001          2000      1999*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $9.65         $8.45     $8.74
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .089           .097      .009
 Net Realized and Unrealized Gain
  (Loss) on Investments                         1.176         1.698      .226
--------------------------------------------------------------------------------
   Total from Investment Operations             1.265         1.795      .235
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from NetInvestment Income            (.080)        (.095)    (.070)
 Distributions from Realized Capital Gains      (.545)        (.500)    (.455)
--------------------------------------------------------------------------------
   Total Distributions                          (.625)        (.595)    (.525)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.29         $9.65     $8.45
================================================================================
TOTAL RETURN**                                 13.86%        22.04%     2.83%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $325           $86       $10
 Ratio of TotalExpenses to Average Net Assets   0.10%         0.13%    0.13%+
 Ratio of NetInvestment Income to
  Average Net Assets                            1.14%         1.36%    1.37%+
 Turnover Rate                                    59%           82%       80%
================================================================================
 *December 7 (inception) through December 31, 1999.
**Total  return  figures do not reflect the purchase fee imposed  prior to
  April 1, 2002.
 +Annualized.




                                                       VANGUARD GROWTH INDEX FUND
                                                             INSTITUTIONAL SHARES
                                                          YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------
                                                 2001          2000         1999         1998*
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $30.57        $39.44       $31.67        $26.49
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .213          .156         .249          .167
 Net Realized and Unrealized Gain
 (Loss) on Investments                         (4.144)       (8.861)       8.821         5.315
-----------------------------------------------------------------------------------------------
   Total from Investment Operations            (3.931)       (8.705)       9.070         5.482
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.219)        (.165)       (.260)        (.187)
 Distributions from Realized Capital Gains        --            --        (1.040)        (.115)
-----------------------------------------------------------------------------------------------
   Total Distributions                          (.219)        (.165)      (1.300)        (.302)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $26.42        $30.57       $39.44        $31.67
===============================================================================================
TOTAL RETURN                                  -12.82%       -22.14%       28.91%        20.79%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $921          $948         $452          $224
 Ratio of Total Expenses to Average Net Assets  0.10%         0.12%        0.12%       0.12%**
 Ratio of Net Investment Income to
  Average Net Assets                            0.80%         0.44%        0.74%       0.97%**
 Turnover Rate                                    31%           33%          33%           29%
===============================================================================================
 *May 14 (inception) through December 31, 1998.
**Annualized.

<

                                     VANGUARD SMALL-CAP GROWTH INDEX FUND
                                                     INSTITUTIONAL SHARES
                                                  YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------
                                                 2001         2000*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.97        $11.03
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .024          .009
 Net Realized and Unrealized Gain
  (Loss) on Investments                         (.094)         .513
--------------------------------------------------------------------------------
   Total from Investment Operations             (.070)         .522
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.030)        (.012)
 Distributions from Realized Capital Gains        --          (.570)
--------------------------------------------------------------------------------
   Total Distributions                          (.030)        (.582)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.87        $10.97
================================================================================
TOTAL RETURN**                                 -0.64%         4.90%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $109           $73
 Ratio of Total Expenses to Average Net Assets  0.10%        0.13%+
 Ratio of Net Investment Income to
  Average Net Assets                            0.28%        0.11%+
 Turnover Rate                                    74%          136%
================================================================================
 *March 24 (inception) through December 31, 2000.
**Total  return  figures do not reflect the purchase fee imposed  prior to
  April 1, 2002.
 +Annualized.

47


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD

--------------------------------------------------------------------------------

BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $10 million, ($200 million for Institutional Plus Shares), or $200 million for Institutional Total Stock Market Index Fund Institutional Shares ($500 million for Institutional Plus Shares).
Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguards reserves the right to increase or decrease the minimum amount required to open an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.


BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the

New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S.CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).


^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.



REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE: Request a redemption through our website at www.vanguard.com.

BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other RulesYou Should Know .

49

^WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day. Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express/(R)/.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable). ^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


 EXCHANGING SHARES
All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, and GROWTH AND INCOME FUND, these limits generally are as follows:

- No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 1 1/2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and phone exchanges will be 11:30 a.m. Eastern time.)

- No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
- No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
- A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
-    Round trips must be at least 30 days apart.
- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

51


Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT(TM). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
-    Ten-digit account number.
-    Complete owner name and address.
-    Primary Social Security or employer identification number.
-    Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.


^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


VANGUARD.COM(TM)
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.


^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds,

International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*

 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

LOW-BALANCE ACCOUNTS
Each Fund (except Vanguard Institutional Index Fund and Institutional Total Stock Market Index Fund) reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's account balance falls below the minimum initial investment.
     Vanguard Institutional Index Fund and Institutional Total Stock Market Index Fund reserve the right to convert an investor's Institutional Plus Shares into Institutional Shares of the Fund if the investor's account balance falls below the minimum initial investment. In addition, each Fund reserves the right to redeem an investor's Institutional Shares if the

53


investor's account balance falls below the minimum initial investment for that share class. Any such conversion or redemption will be preceded by written notice to the investor.



FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.


AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single-category method, which is one of the methods established by the IRS.


CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Institutional Index Fund, Vanguard Institutional Total Stock Market Index Fund, and Vanguard U.S. Stock Index Funds will be mailed twice a year, in February and August. These comprehensive reports include overviews of the financial markets and specific information concerning the Funds:
-    Performance assessments with comparisons to industry benchmarks.
-    Financial statements with detailed listings of the Funds' holdings.
     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE
VANGUARD.COM
- Your best source of Vanguard news n For fund, account, and service information
- For most account transactions n For literature requests n 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT/(R)/ 1-800-662-6273 (ON-BOARD)
-    For automated fund and account information

- For redemptions by check, exchange (subject to certain limitations), or wire n Toll-free, 24 hours per day, 7 days per week


INVESTOR INFORMATION 1-800-662-7447 (SHIP) (Text telephone at 1-800-952-3335)

- For fund and service information n For literature requests n Business hours only
CLIENT SERVICES 1-800-662-2739 (CREW) (Text telephone at 1-800-749-7273)
- For account information n For most account transactions n Business hours only

INSTITUTIONAL DIVISION 1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

55

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815


FUND NUMBERS

Please use the specific fund number when contacting us about:

     Institutional Index Fund Institutional Shares--94 Institutional Index Fund Institutional Plus Shares--854 Institutional Total Stock Market Fund Institutional
      Shares--870
     Institutional Total Stock Market Fund Institutional
      Plus Shares--871
     Total Stock Market Index Fund Institutional Shares--855 Extended Market Index Fund Institutional Shares--856 Mid-Cap Index Fund Institutional Shares--864
     Small-Cap Index Fund Institutional Shares--857
     Value Index Fund Institutional Shares--867
     Small-Cap Value Index Fund Institutional Shares--865 Growth Index Fund Institutional Shares--868
     Small-Cap Growth Index Fund Institutional Shares--866


"Standard & Poor's  500/(R)/,"  "S&P/(R)/,"  "S&P 500/(R)/,"  "Standard & Poor's
500," "500," "S&P MidCap 400," "S&P SmallCap 600," "S&P SmallCap 600/Barra Value," "S&P SmallCap 600/Barra Growth," "S&P 500/ Barra Value," and "S&P 500/Barra Growth" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Institutional Index Fund, Vanguard U.S. Stock Index Funds, and The Vanguard Group. These mutual funds are not sponsored, endorsed, sold, or promoted by S&P 500, and S&P 500 makes no representation regarding the advisability of investing in the Funds. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

VIPER/TM/ SHARES
In addition to Institutional Shares, certain Vanguard funds offer a class of shares, known as VIPER Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Institutional Shares issued by one of these funds, you may convert those shares into VIPER Shares of the same fund.
Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.
 Two Vanguard funds currently offer a VIPER Share class:


FUND                                   VIPER SHARES                TICKER SYMBOL
-------------------------------------------------------------------------------

Vanguard Total Stock Market Index Fund  Total Stock Market VIPERs  VTI
Vanguard Extended Market Index Fund     Extended Market VIPERs     VXF
-------------------------------------------------------------------------------

     Although VIPER Shares represent an investment in the same portfolio of securities as Institutional Shares of that Fund, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to VIPER Shares.
     The following material summarizes key information about VIPER Shares. A separate prospectus with more complete information about VIPER Shares is also available. Investors should review that prospectus before deciding whether to convert.

DIFFERENCES BETWEEN VIPER SHARES AND CONVENTIONAL MUTUAL FUND SHARES

Institutional Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value
(NAV) calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted below.
     An organized market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares are listed for trading on the AMEX. Investors can purchase and sell VIPER Shares on the open market through a broker. Open-market transactions will not occur at NAV, but at market prices that change throughout the day based on changes in the prices of the fund's portfolio securities and the supply of and demand for VIPER Shares. The market price of a fund's VIPER Shares will vary somewhat from the NAV of those shares. The variation between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

BUYING AND SELLING VIPER SHARES

Note: VIPER Shares must be held in a brokerage account. Therefore, before acquiring VIPER Shares, you must have a brokerage account with a full-service or discount broker.
     You buy and sell VIPER Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount that you must invest and no minimum number of VIPER Shares that you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares and receive less than NAV when you sell those shares.
     If you own conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) of a Vanguard fund that issues VIPER Shares, you can convert those shares into VIPER

57

Shares of equivalent value--but you cannot convert back. See below under the heading "Conversions" for a discussion of the conversion process.
     There is one other way to buy and sell VIPER Shares. Investors can purchase and redeem VIPER Shares directly from the issuing fund at NAV if they do so (i) through certain authorized broker-dealers, (ii) in large blocks of 50,000 or 100,000 VIPER Shares (depending on the fund), known as Creation Units, and (iii) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares this way.


RISKS


VIPER Shares issued by a fund are subject to the same risks as conventional shares of the same fund. VIPER Shares are also subject to the following risks:

- The market price of a fund's VIPER Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying VIPER Shares and you may receive less than NAV when selling them.
- VIPER Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own VIPER Shares, you must sell them on the open market. Although VIPER Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of a fund's VIPER Shares on the AMEX may be halted if AMEX officials deem such action appropriate, the shares are delisted from the AMEX, or the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FEES AND EXPENSES

When you buy and sell VIPER Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to VIPER Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

     For the fiscal year ended December 31, 2001, the total annual operating expenses (the expense ratio) for each type of VIPER Share were:

VIPER SHARES                EXPENSE RATIO
---------------------------------------------------
Total Stock Market VIPERs    0.15%
Extended Market VIPERs       0.20
---------------------------------------------------



ACCOUNT SERVICES
Because you hold VIPER Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/. Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of VIPER Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose VIPER Shares you own. You will receive certain services (e.g., dividend reinvestment and average cost information) only if your broker offers those services.

CONVERSIONS

Owners of conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) issued by one of the Vanguard U.S. Stock Index Funds may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares of a Vanguard fund through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard imposes a fee on conversion transactions, and your broker may impose a fee of its own to process a conversion request. Vanguard reserves the right, in the future, to limit or terminate the conversion privilege or to raise the amount of the conversion fee.
     To initiate a conversion of conventional shares into VIPER Shares, you must contact your broker; your broker, in turn, will contact Vanguard. For brokers that can handle fractional shares, each full and fractional conventional share will be converted into full and fractional VIPER Shares of equivalent value. For example, if you own 300.250 conventional shares, and this is equivalent in value to 90.750 VIPER Shares, you will receive 90.750 VIPER Shares.
     Some brokers cannot handle fractional shares. If you intend to hold your VIPER Shares through one of these brokers, the conversion would be handled in such a way that you would receive a whole number of VIPER Shares. In the example above, for instance, you would convert full and fractional conventional shares equivalent in value to exactly 90 VIPER Shares. The remaining conventional shares would be redeemed, and you would receive the cash proceeds of that redemption. You would realize a gain or loss on the redemption (in no case more than the value of a single VIPER Share) that must be reported on your tax return. Please consult your broker to determine whether it can handle fractional VIPER Shares.
     Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares:
- The conversion transaction is nontaxable except to the extent that conventional shares must be sold to avoid the creation of fractional VIPER Shares.
- The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day, although processing may take up to three business days, depending on when the conversion request is received.
- Until the conversion process is complete, you will remain fully invested in the fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.
- During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you would liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.
- VIPER Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, VIPER Shares of one fund cannot be exchanged for VIPER Shares of another fund.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.


GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.


VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                          [LOGO]
                                                                          [SHIP]
                                                          Institutional Division
                                                                Post Office 2900
                                                    Valley Forge, pa  19482-2900


FOR MORE INFORMATION
If you'd like more information about Vanguard Institutional Index Funds or Vanguard U.S. Stock Index Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. (The Institutional Index Funds' reports are separate from those of the U.S. Stock Index Funds.) In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds. (The SAI for the Institutional Index Funds is separate from that of the U.S. Stock Index Funds.)

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

If you are an individual investor:
THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE: 1-800-662-7447 (SHIP)

TEXT TELEPHONE: 1-800-952-3335

If you are a client of Vanguard's Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE: 1-888-809-8102

TEXT TELEPHONE: 1-800-952-3335

WORLD WIDE WEB: WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                                             Vanguard Institutional Index Funds'

                                                          Investment Company Act
                                                           file number: 811-6093


                                                Vanguard U.S. Stock Index Funds'
                                                     Investment Company Act file
                                                                number: 811-2652
                                               (C) 2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.



                                                                     I854 042002

VANGUARD INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
INSTITUTIONAL SHARES
APRIL 26, 2002



This is the Fund's
initial prospectus,
so it contains no
performance data.

PROSPECTUS
BOND


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                          [LOGO]
                                                          THE VANGUARD GROUP [R]

VANGUARD/(R)/ INSTITUTIONAL
TOTAL BOND MARKET INDEX FUND
Prospectus
April 26, 2002


--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                           13 INVESTING WITH VANGUARD

3 ADDITIONAL INFORMATION                        13 Buying Shares

3 MORE ON THE FUND                              14 Redeeming Shares

10 THE FUND AND VANGUARD                        16 Exchanging Shares

10 INVESTMENT ADVISER                           17 Other Rules You Should Know

11 DIVIDENDS, CAPITAL GAINS, AND TAXES          19 Fund and Account Updates

12 SHARE PRICE                                  20 Contacting Vanguard

                                        GLOSSARY (inside back cover)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT


This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk/(R)/" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

Vanguard Institutional Total Bond Market Index Fund features one class of shares: Institutional. The Fund is for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $100 million. This Fund generally is not available through financial intermediaries or retirement plans receiving special administrative services from Vanguard.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
A SIMILAR BUT DISTINCT VANGUARD FUND


The Fund offered by this prospectus should not be confused with Vanguard Total Bond Market Index Fund, a separate Vanguard fund that also seeks to match the performance of the Lehman Brothers Aggregate Bond Index. Both funds invest in representative samples of the bonds that make up the Lehman Brothers Aggregate Bond Index, but specific bonds held by the funds will differ. This index sampling strategy, combined with differences in the funds' respective cash flows and expenses, is expected to produce slightly different investment performance by the funds. WHILE VANGUARD INSTITUTIONAL TOTAL BOND MARKET INDEX FUND OFFERS THE LOWEST EXPENSES, INVESTORS SHOULD NOT NECESSARILY EXPECT THIS FUND TO OUTPERFORM VANGUARD TOTAL BOND MARKET INDEX FUND OVER ANY PARTICULAR PERIOD OF TIME.

Vanguard Total Bond Market Index Fund offers three different classes of shares--Investor Shares, Admiral Shares and Institutional Shares--which are offered through separate prospectuses. To obtain a prospectus for Vanguard Total Bond Market Index Fund, please call 1-800-662-7447.


--------------------------------------------------------------------------------

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a broad, market-weighted bond index.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a passive management--or "indexing"--strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures the total universe of public investment-grade fixed income securities in the United States--including government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds, all with maturities of over 1 year. The Fund invests at least 80% of its assets in bonds represented in the Index. The remainder of its assets may be invested outside the Index, in bonds whose characteristics and risks--including maturity, credit quality, and issuer type--are similar to those of bonds in the Index. To the extent that the Fund invests outside the Index, it may employ active management strategies. The Index and non-Index securities, in combination, will have characteristics and risks similar to those of the Index. The Fund maintains a dollar-weighted average maturity of between 5 and 10 years. For more information about passive management, see "Indexing Methods" under MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

o Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund, because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

o Income risk, which is the chance that the Fund's dividends (income) will decline because of falling interest rates. Income risk for the Fund should be moderate.

o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund, because it invests only in bonds that are issued by the U.S. Treasury or are of investment-grade quality.


o Prepayment/call risk, which is the chance that during periods of falling interest rates the issuer of a mortgage-backed or corporate bond will repay--or call--higher-yeilding bonds before their maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional bond price appreciation associated with falling interest rates. Prepayment/call risk should be moderate for the Fund because it invests only a portion of its assets in mortgage-backed bonds.


o Index sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the index. Index sampling risk for the Fund should be low.

2

PERFORMANCE/RISK INFORMATION
The Fund began operations on April 26, 2002, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                     None
      Transaction Fee on Purchases:                                 None  *
      Sales Charge (Load) Imposed on Reinvested                     None
      Dividends:
      Redemption Fee:                                               None
      Exchange Fee:                                                 None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                         0.02%
      12b-1 Distribution Fee:                                       None
      Other Expenses:                                              0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                       0.05%


     * A portfolio transaction fee of 0.18% may apply to large cash purchases by a single investor if the purchase is deemed to be disruptive to efficient portfolio management.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

                            ------------------------
                               1 YEAR   3 YEARS
                            ------------------------
                                  $5       $16
                            ------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Institutional Total Bond Market Index Fund's expense ratio for the current fiscal year to be 0.05%, or $0.50 per $1,000 of average net assets. The average bond mutual fund had expenses in 2001 of 1.09%, or $10.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are declared                             $100 million
daily and distributed on
the first business day of each month;
capital gains, if any, are                         NEWSPAPER ABBREVIATION
distributed annually in December.                  InstTBdldx


INVESTMENT ADVISER                                 VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,             337
since inception
                                                   CUSIP NUMBER
INCEPTION DATE                                     922040506
April 26, 2002
                                                   TICKER SYMBOL
                                                   VITBX
--------------------------------------------------------------------------------




MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Fund.

INDEXING METHODS

In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.
     REPLICATION METHOD. Many stock funds--but not bond funds--use the replication method of indexing. This means that a fund holds each security found in its target index in about the same proportion as represented in the index itself. For example, if 5%

4

of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. For bond funds, replication is an inefficient and costly method of indexing, since there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index.
     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Lehman Brothers Aggregate Bond Index, for example, included more than 6,700 separate bonds as of December 31, 2001), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For bond funds, these factors include duration, cash flows, industry sectors, quality, and callability of the underlying bonds. With this approach, since the fund does not purchase all issues in the target index, the issues (and issuers) that are purchased will most likely be held in relatively greater percentages than in the target index. The Institutional Total Bond Market Index Fund employs this method of indexing.
     The Fund has the flexibility to overweight particular types of bonds relative to their representation in the target index. This normally involves substituting corporate bonds for government bonds of the same maturity. The corporate substitution strategy may increase the Fund's income, but it may also marginally increase its exposure to credit risk. The Fund limits corporate substitutions to bonds with less than approximately 4 years until maturity, the Fund will limit corporate substitutions to approximately 15% of its net assets.


MARKET EXPOSURE

The Fund invests mainly in bonds. As a result, it is subject to certain risks.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODERATE FOR THE FUND, BECAUSE IT INVESTS MAINLY IN SHORT- AND INTERMEDIATE-TERM BONDS, WHOSE PRICES ARE LESS SENSITIVE TO INTEREST RATE CHANGES THAN ARE THE PRICES OF LONG-TERM BONDS.

 Changes in interest rates can affect bond income as well as bond prices.

[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK SHOULD BE MODERATE FOR THE FUND.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)          $978       $1,023       $956        $1,046
Intermediate-Term (10 years)     932        1,074        870         1,156
Long-Term (20 years)             901        1,116        816         1,251
--------------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or this Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--prepayment.


[FLAG] BECAUSE IT INVESTS IN  MORTGAGE-BACKED OR CORPORATE BONDS WITH PREPAYMENT
     OR CALL RIGHTS, THE FUND IS SUBJECT TO PREPAYMENT RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES THE BOND ISSUER WILL REPAY--OR CALL--HIGHER-YIELDING BONDS BEFORE THEIR MATURITY DATES. BONDS WILL BE PAID OFF EARLY IF FALLING INTEREST RATES PROMPT HOMEOWNERS TO REFINANCE THEIR MORTGAGES. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE THE OPPORTUNITY FOR ADDITIONAL BOND PRICE APPRECIATION ASSOCIATED WITH FALLING RATES.


     Because the Fund invests only a portion of its assets in mortgage-backed securities, prepayment risk for the Fund is moderate.


[FLAG] THE FUND IS  SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

6

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY


A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. The credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or by independent anayysis of a Fund's adviser. The lower the quality the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds my
be     considered     by    the    adviser    to    be     investment-grade.


--------------------------------------------------------------------------------


     The credit quality of the Fund is expected to be very high, and thus credit risk should be low. The dollar-weighted average credit quality of the Fund's target index, as rated by Moody's Investors Service, was Aaa as of December 31, 2001.


[FLAG] THE FUND IS SUBJECT TO INDEX SAMPLING RISK,  WHICH IS THE CHANCE THAT THE
     SECURITIES SELECTED FOR THE FUND WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF THE INDEX. INDEX SAMPLING RISK FOR THE FUND SHOULD BE LOW.


     To a limited extent, the Fund is also exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or other corporate event.

     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.


SECURITY SELECTION


In seeking to match the performance of its target index, the Fund invests at least 80% of its assets in securities included in the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the Fund's target index was composed of the following types of bonds:


------------------------------------------------------------
TYPE OF BOND                       TARGET INDEX COMPOSITION
------------------------------------------------------------
Mortgage-Backed                              37.5%
U.S. Government                              34.0
Corporate                                    24.8
International Dollar-Denominated              3.7
------------------------------------------------------------


An explanation of each type of bond follows:

o Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pay both interest and principal as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae"; the Federal Home Loan Mortgage Corporation (FHLMC); the Federal National Mortgage Association (FNMA), often referred to as "Fannie Mae"; and the Federal Housing Authority (FHA). GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage securities issued by other government agencies or private corporations are not. (Note: The Fund may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government.)

o U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or to a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.


o Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. The Fund expects to invest at the time of purchase only in investment-grade corporate bonds.



o International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that it owns foreign bonds, the Fund is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed bonds are different: In general, declining interest rates will not lift the prices of mortgage-backed bonds--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed bonds for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed bonds tend to offer higher yields than do other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

8

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in fixed income securities that make up its target index, the Fund may invest up to 20% of its total assets in fixed income securities not in the target index. For prposes of the Fund's policy to invest at least 80% of its assets in its target index, assets refers to net assets (including borrowings for investment purposes).The Fund may purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. The Fund may also purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Fund, reduce the Fund's transaction costs, or add value when these instruments are favorably priced.


[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.


    The  Fund  may  also   invest  in   relatively   conservative   classes  of
collateralized mortgage obligations (CMOs), which offer a high degree of cash flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if issued by agencies of the U.S. government or, if issued by private companies, they carry high-quality investment-grade ratings.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

9


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Turnover rate gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of December 31, 2001, the average turnover rate for passively managed domestic bond index funds was approximately 81%; for all domestic bond funds, the average turnover rate was approximately 165%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

10

THE FUND AND VANGUARD


The Vanguard Group is a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to its member funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each member fund pays its allocated share of The Vanguard Group's marketing costs.
     Vanguard Institutional Total Bond Market Index Fund is not a member of The Vanguard Group, but is administered by Vanguard and pays Vanguard fees to provide management, advisory, marketing, accounting, transfer agency, and other services.

INVESTMENT ADVISER


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Fixed Income Group. As of December 31, 2001, Vanguard served as adviser for about $408 billion in assets. The Fund has two agreements with Vanguard.

     Management Agreement. Vanguard serves as the Fund's adviser and provides a range of administrative services to the Fund under the terms of the Management Agreement. As part of this agreement, the Fund pays Vanguard a monthly fee based on an annual rate of 0.02% of the Fund's average daily net assets.
     Also, as part of this agreement, the Fund has authorized Vanguard to choose broker- dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct Vanguard to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     Shareholder Services Agreement. Vanguard provides a range of transfer agency and shareholder services to the Fund under the terms of the Shareholder Services Agreement. As part of this agreement, the Fund pays Vanguard a monthly fee based on an annual rate of 0.03% of the average daily net assets of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER


The managers primarily responsible for overseeing the Fund's investments are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.


KENNETH E. VOLPERT, CFA. Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; and has managed the Fund since its inception. Education:
B.S., University of Illinois; M.B.A., University of Chicago.


--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a  shareholder,  you are  entitled  to your  portion of a fund's  income from interest, as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------




BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.

o    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

o Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.


GENERAL INFORMATION

BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  30%  of  any  taxable
distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;

o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            "BUYING A CAPITAL GAIN"

You should consider avoiding a purchase of fund shares of a fund shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

                                                                              13
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $100 million. Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.


HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--337. For addresses, see Contacting Vanguard.


BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.


PORTFOLIO TRANSACTION FEE
The Fund reserves the right to charge a portfolio transaction fee of 0.18% on large cash purchases that are deemed to be disruptive to efficient portfolio management. The fee will not

14
be charged on acceptable "in-kind" or similar purchases at the discretion of the portfolio manager.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.


EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.


PURCHASE RULES YOU SHOULD KNOW
^THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know  before  initiating  your  request.
ONLINE:  Request a  redemption  through  our  website  at  www.vanguard.com.  BY
TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date.


TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^WIRE REDEMPTIONS: When redeeming from a money market fund, or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. A $5 fee applies to wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day. Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

16
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express/(R)/.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.
     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, and GROWTH AND INCOME FUND, these limits generally are as follows:
o No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 11^2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and phone exchanges will be 11:30 a.m., Eastern time.)

17

o No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.
     For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
o A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
o    Round trips must be at least 30 days apart.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW


TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 o Ten-digit account number.
 o Complete owner name and address.
 o Primary Social Security or employer identification number.
 o Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social

Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


VANGUARD.COM
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.


^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 o The fund name and account number.
 o The amount of the transaction (in dollars or shares).
 o Signatures of all owners exactly as registered on the account.
 o Signature guarantees, if required for the type of transaction.*

 o Any supporting legal documentation that may be required.

*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

LOW-BALANCE ACCOUNTS
The Fund reserves the right to redeem an investors shares if the investors account balance falls below the minimum initial investment. Any such redemption will be preceded by written notice to the investor.

FUND AND ACCOUNT UPDATES


PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single-category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Institutional Total Bond Market Index Fund will be mailed twice a year, in February and August. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
o Performance assessments with comparisons to industry benchmarks.
o Reports from the adviser.
o Financial statements with detailed listings of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

20

CONTACTING VANGUARD

ONLINE
VANGUARD.COM
o    Your best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT/(R)/ 1-800-662-6273 (ON-BOARD)
o    For  automated  fund and account  information
o For redemptions by check, exchange (subject to certain limitations), or wire
o    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION 1-800-662-7447 (SHIP) (Text telephone at 1-800-952-3335)
o    For fund and service information
o    For literature requests
o    Business hours only

CLIENT SERVICES 1-800-662-2739 (CREW) (Text telephone at 1-800-749-7273)
o    For account information
o    For most account transactions
o    Business hours only

INSTITUTIONAL DIVISION 1-888-809-8102
o    For information and services for large institutional investors
o    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815


FUND NUMBER

Please use the specific fund number when contacting us about Vanguard Institutional Total Bond Market Index Fund Institutional Shares--337.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL DOLLAR-DENOMINATED BOND
A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign currency risk.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade."

MORTGAGE-BACKED SECURITY
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Institutional Total Bond Market Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments will be available in the Fund's annual and semiannual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current SAI is incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

If you are an Individual Investor:
THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's
Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-6093


(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I337 042002

                                     PART B

                     VANGUARD/(R)/ INSTITUTIONAL INDEX FUND


                                  (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 26, 2002

This Statement is not a prospectus but should be read in conjunction with the current Prospectuses dated April 26, 2002, as may be amended from time to time. To obtain, without charge, a Prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


           INSTITUTIONAL INVESTOR SERVICES DEPARTMENT 1-800-523-8066


                                TABLE OF CONTENTS


                                                                PAGE

DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-8
PURCHASE OF SHARES...............................................B-9

REDEMPTION OF SHARES.............................................B-10

SHARE PRICE......................................................B-10
MANAGEMENT OF THE FUNDS..........................................B-10
PORTFOLIO TRANSACTIONS...........................................B-15
FINANCIAL STATEMENTS.............................................B-16
YIELD AND TOTAL RETURN...........................................B-16
COMPARATIVE INDEXES..............................................B-20
APPENDIX--DESCRIPTION OF BOND RATINGS............................B-22


                            DESCRIPTION OF THE TRUST


ORGANIZATION
The Trust was organized as a Pennsylvania business trust in 1990, and was reorganized as a Delaware business trust in July, 1998. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers the following funds:

                        VANGUARD INSTITUTIONAL INDEX FUND
              VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND VANGUARD INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

                (INDIVIDUALLY, A FUND; COLLECTIVELY, THE FUNDS)


     Each Fund offers Institutional Shares and Institutional Plus Shares, except for the Institutional Total Bond Market Fund, which offers only Institutional Shares. The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.



SERVICE PROVIDERS

     CUSTODIAN.   First  Union  National  Bank,   PA4943,   530  Walnut  Street,
Philadelphia, PA 19106 (for Vanguard Institutional Index Fund), Citibank, N.A., 111 Wall Street, New York, NY 11245 (for Vanguard Institutional Total

Stock Market Index Fund), and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Vanguard Institutional Total Bond Market Index Fund), serve as the Funds' custodians. Each custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records of that Fund's assets.



     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the Funds' independent accountants. The accountants audit each Fund's annual financial statements and provide other related services.


     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES


     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than the possible future termination of the Fund. Each Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets. Unless terminated by reorganization or liquidation, each Fund (class) will continue indefinitely.


     SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder will not be personally liable for payment of a Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares have priority or preference over any other shares with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes based upon differences in the way that expenses are allocated between share classes pursuant to the Funds' multiple class plan.

     VOTING RIGHTS.  A Fund's  shareholders are entitled to vote on a matter if:
(i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or series; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. However, only the shares of the class affected by a particular matter are entitled to vote on that matter. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the applicable Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of each Fund.


     CONVERSION RIGHTS. Shareholders of Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Fund may convert their shares into another class of shares of the same fund upon the satisfaction of any then applicable eligibility requirements.


     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.



                               INVESTMENT POLICIES



Some of the investment policies described below and in the Funds' prospectuses set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.



     The following policies supplement the investment objectives and policies set forth in each Fund's Prospectus.


80% POLICY

Under normal circumstances, the Institutional Total Bond Market Index Fund will invest at least 80% of its net assets in securities represented in the Lehman Brothers Aggregate Bond Index. In applying this 80% requirement, the Fund's net assets will include any borrowings for investment purposes.


REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodial bank until repurchased. In addition, each Fund's board of trustees will monitor the repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they will be controlled through careful monitoring procedures.

LENDING OF SECURITIES
Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, each Fund can increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure, and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times notless than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the board of trustees.
     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs that affects the securities on loan, the Fund must call the loan and vote the securities.

VANGUARD INTERFUND LENDING PROGRAM
The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of each fund are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

ILLIQUID SECURITIES
Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell or dispose of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for a Fund to convert to cash if needed.
     If a substantial market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While each Fund's investment adviser determines the liquidity of restricted securities on a daily basis, each Fund's board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

FUTURES  CONTRACTS
Each Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transactions costs. The Funds do not use futures or options for speculative purposes. A Fund will only use futures and options to simulate full investment in its underlying index while retaining a cash balance for fund management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government Agency. To the extent required by law, a fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the fund under a futures contract.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract that has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


     Futures traders are required to make a good faith margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on deposits which may range upward from less than 5% of the value of the contract being traded. A Fund's initial margin requirement is ordinarily in the form of portfolio securities.


     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.
     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities either held for investment purposes or expected to be acquired by them. Speculators are less inclined to own, or intend to purchase, the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. Each Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to each Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. Each Fund will only sell futures contracts to protect the Fund against declines in the prices of the securities underlying the futures contracts or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that the majority of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an Exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions could also have an adverse impact on the ability to effectively hedge. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures that are traded on national futures exchanges and for which there appears to be a liquid secondary market.
     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund also bears the risk that the adviser will incorrectly predict future stock market trends. However, because the futures strategies of each Fund are engaged in only for hedging purposes, the Funds' officers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Each Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.
     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.
     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain on futures contracts will be considered qualifying income for purposes of the 90% requirement.
     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

FOREIGN INVESTMENTS

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy. Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities.


     CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Vanguard Institutional Total Bond Market Index Fund invests only in U.S. dollar-denominated foreign bonds. These bonds have no foreign currency risk.


     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.
     Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.
     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds, since the Funds seek long-term capital appreciation and any income should be considered incidental.

     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.


                       FUNDAMENTAL INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of a Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.


     BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments if its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. Each Fund may not invest in commodities, except that it may invest in certain index futures contracts, options and options on index futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not: (i) purchase more than 10% of a outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES*. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. From time to time, each Fund's board of trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL*. Each Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES*. Each Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares a Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of a Fund.

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN*. Each Fund may not purchase securities on margin or sell securities short, except as permitted by a Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS*. Each Fund may not invest in interests in oil, gas or other mineral exploration or development programs.

     PLEDGING ASSETS*. Each Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

     PUTS/CALLS. Each Fund may not purchase or sell put, call, straddle or spread options, except as provided above under "Commodities."

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

*These limitations are non-fundamental for Vanguard Institutional Total Stock Market Index Fund and Vanguard Institutional Total Bond Market Index Fund and therefore may be changed by that Fund's board of trustees without a shareholder vote.

  The above-mentioned investment limitations are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


                               PURCHASE OF SHARES


Each Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase or exchange orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.


     EXCHANGE OF SECURITIES FOR SHARES OF A FUND. In certain circumstances, shares of a Fund may be purchased "in kind," i.e., in exchange for securities, rather than for cash. The securities tendered as part of an in kind purchase must be included in the Index tracked by the Fund and each position must have a market value of $10,000 or more. Securities accepted by a Fund will be valued as set forth in the Fund's prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.


     A Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund; (2) the transaction will not cause the Fund's weightings to become imbalanced with respect to the weightings of the securities included in the Index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net assets immediately prior to the transaction.


     Investors interested in purchasing Fund shares in-kind should contact Vanguard.

     Each Fund reserves the right to deduct a transaction fee from purchases of its shares. Vanguard Institutional Total Bond Market Index Fund reserves the right to charge a transaction fee of 0.18% on large cash purchases that are reasonably deemed to be disruptive to efficient portfolio management. The fee will not be charged on acceptable "in kind" and similar types of purchases, at the discretion of the portfolio manager. Institutional Index and Institutional Total Stock Market Index Funds also reserve the right in their sole discretion, to impose a transaction fee on a purchase of the Funds' shares if the purchase, in the opinion of Vanguard, would disrupt the efficient management of a Fund. Lump-sum purchases may be considered disruptive, for example, if the portfolio manager incurs significant transaction costs in purchasing portfolio securities needed to match the investment performance of the respective benchmark index. If such purchases can be offset by redemptions of shares by other shareholders, such fee may be waived or reduced. A prospective investor may determine whether a fee will be charged by calling his/her client representative or plan sponsor in advance of his/her purchase. The fees are based on the portfolio manager's estimate of transaction costs, which depends on the types of securities in which each Fund invests.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.


     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


     No charge is made by any Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


                                   SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

                             MANAGEMENT OF THE FUNDS


THE VANGUARD GROUP


Each Fund employs The Vanguard Group, Inc. (Vanguard) to provide investment advisory, administrative, and shareholder services. Vanguard is jointly-owned by a group of more than 100 other funds (Member Funds) that obtain virtually all of their corporate management, administrative, distribution, and, in some cases, investment advisory services, from Vanguard on an at-cost basis. The Funds are not Member Funds and, therefore, pay certain fees to Vanguard for the services provided. Total fund assets serviced by Vanguard totaled in excess of $550 billion as of December 31, 2001.

     MANAGEMENT AGREEMENT. The Trust has entered into a Management Agreement with Vanguard on behalf of the Funds. Under this Agreement, Vanguard manages the investment and reinvestment of each Fund's assets, continuously reviews, supervises, and administers each Fund's investment program, and provides a range of other administrative services necessary to each Fund's day-to-day operations. In return, each Fund pays Vanguard a management fee at the end of each month. This fee is calculated by applying a monthly rate, based on the annual percentage rate of 0.02%, to the average daily net assets of the applicable Fund. Vanguard discharges its responsibilities as investment adviser subject to the control of the officers and trustees of the Funds.

     SHAREHOLDER SERVICES AGREEMENT. Each Fund receives certain services from Vanguard pursuant to a Shareholder Services Agreement between Vanguard and the Trust. In return, each Fund pays Vanguard a shareholder services fee at the end of each month, based on certain annual percentage rates applied to the average daily net assets of each Fund's separate share classes as follows:

     Vanguard Institutional Index Fund--Institutional Shares: 0.03%
     Vanguard Institutional Index Fund--Institutional Plus Shares: 0.005% Vanguard Institutional Total Stock Market Index Fund--Institutional Shares:
     0.04%
     Vanguard  Institutional Total Stock Market Index  Fund--Institutional  Plus
     Shares: 0.005%
     Vanguard Institutional Total Bond Market Index Fund--Institutional  Shares:
     0.03%


     For the fiscal year ended December 31, 2001, Institutional Index Fund paid $15,748,000, and the Institutional Total Stock Market Index Fund paid $182,000 to Vanguard for management and administrative services.



     PRIOR AGREEMENT. Prior to May 18, 2001, the Trust received all management and administrative services from Vanguard pursuant to a Service and Advisory Agreement (Prior Agreement). For the fiscal years ended December 31, 1999, and 2000, Vanguard Institutional Index Fund paid approximately $16,858,000 and $19,388,000, respectively, to Vanguard for services rendered under the Prior Agreement. Institutional Total Stock Market Index Fund and Institutional Total Bond Market Index Fund did not commence operations until May 31, 2001, and April 26, 2002, respectively, and therefore were not covered under the Prior
Agreement. Services provided to Vanguard Institutional Index Fund under the Prior Agreement are identical in all material respects to services provided under the current Agreements; fees are also the same, except that the shareholder services fee for Institutional Shares of Vanguard Institutional Index Fund was 0.04% under the Prior Agreement.

     Vanguard has adopted a Code of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the Funds (access persons) from profiting from that information. The Code permits access persons to invest in securities for their own accounts, including securities that may be held by the Funds, but places substantive and procedural restrictions on their trading activities. For example, the Code requires that access persons of the Funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Fund.
     Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. In addition, the board considers annually whether to approve and renew the Management Agreement. The board has a standing request that Vanguard provide the board with certain information the board has deemed important to evaluating the short- and long-term performance of each Fund's internalized management. This information includes monthly, quarterly, and annual performance analyses from Vanguard. Each Fund's portfolio managers meet with the board from time to time to discuss the management and performance of the Fund and respond to the board's questions concerning the Fund's performance.
     When the board considers whether to renew the Management Agreement, the board takes into account numerous factors, including:

     -    The nature, extent, and quality of the services provided.
     -    The investment performance of the Fund.
     -    The fair market value of the services provided.
     - A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

     - The extent to which Vanguard has realized or will realize economies of scale as a Fund grows.
     - Other sources of revenue to Vanguard or its affiliates from its relationship with the Funds and intangible or "fall-out" benefits that accrue to Vanguard and its affiliates, if relevant.
     - Vanguard's control of the operating expenses of each Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance results, and the at-cost, internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue the Management Agreement.

                              OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                                                                                                 NUMBER OF
                                            VANGUARD FUND(S)                                                     VANGUARD FUNDS
                       POSITION(S) HELD     TRUSTEE/OFFICER   PRINCIPAL OCCUPATION(S) DURING                     OVERSEEN BY
NAME, YEAR OF BIRTH    WITH FUNDS           SINCE             THE PAST FIVE YEARS                                TRUSTEE/OFFICEER
----------------------------------------------------------------------------------------------------------------------------------
John J. Brennan*       Chairman of the      May, 1987         Chairman of the Board, Chief Executive Officer,    107
 (1954)                Board, Chief                           and Director (Trustee) of The Vanguard Group,
                       Executive Officer                      Inc. and each of the investment companies
                       and Trustee                            served by The Vanguard Group, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis       Trustee              January, 2001     The Partners of '63 (pro bono ventures in          107
 (1937)                                                       education); Senior Advisor to Greenwich
                                                              Associates (international business strategy
                                                              consulting); Successor Trustee of Yale University;
                                                              Overseer of the Stern School of Business at New
                                                              York University; Trustee of the Whitehead Institute
                                                              for Biomedical Research.


Rajiv L. Gupta         Trustee              December, 2001    Chairman and Chief Executive Officer (since         85
 (1945)                                                       October, 1999), Vice Chairman (January-
                                                              September 1999), and Vice President (prior
                                                              to September, 1999) of Rohm and Haas Co.
                                                              (chemicals); Director of Technitrol, Inc.
                                                              (electronic components) and AgereSystems
                                                              (communication components); Board
                                                              Member of American Chemistry Council;
                                                              Trustee of Drexel University.


JoAnn Heffernan Heisen Trustee              July, 1998        Vice President, Chief Information Officer, and     107
 (1950)                                                       Member of the Executive Committee of Johnson
                                                              & Johnson (pharmaceuticals/ consumer products);
                                                              Director of the Medical Center at Princeton and
                                                              Women's Research and Education Institute.

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

                                                                                                                 NUMBER OF
                                            VANGUARD FUND(S)                                                     VANGUARD FUNDS
                       POSITION(S) HELD     TRUSTEE/OFFICER   PRINCIPAL OCCUPATION(S) DURING                     OVERSEEN BY
NAME, YEAR OF BIRTH    WITH FUNDS           SINCE             THE PAST FIVE YEARS                                TRUSTEE/OFFICEER
-----------------------------------------------------------------------------------------------------------------------------------
Burton G. Malkiel      Trustee              May, 1977         Chemical Bank Chairman's Professor of              105
 (1932)                                                       Economics, Princeton University; Director of
                                                              Vanguard Investment Series plc (Irish investment
                                                              fund) since November, 2001, Vanguard Group
                                                              (Ireland) Limited (Irish Investment management
                                                              firm) since November, 2001,Director of Prudential
                                                              Insurance Co. of America, BKF Capital
                                                              (investment management firm), The Jeffrey Co.
                                                              (holding company), and NeuVis, Inc. (software
                                                              company).


Alfred M. Rankin, Jr.  Trustee              January, 1993     Chairman, President, Chief Executive               107
  (1941)                                                      Officer, and Director of NACCO Industries,
                                                              Inc. (forklift trucks/housewares/lignite);
                                                              Director of Goodrich Corporation (industrial
                                                              products/aircraft systems and services).
                                                              Director of the Standard Products Company
                                                              (supplier for automotive industry) until 1998.

  J. Lawrence Wilson   Trustee              April, 1985       Retired Chairman and Chief Executive Officer       107
  (1936)                                                      of Rohm and Haas Co. (chemicals); Director of
                                                              Cummins Inc. (diesel engines), The Mead
                                                              Corp. (paper products), and
                                                              AmerisourceBergen Corp. (pharmaceutical
                                                              distribution); Trustee of Vanderbilt University.

--------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*     Secretary            June, 2001        Managing Director and General Counsel of           107
  (1951)                                                      The Vanguard Group, Inc. (since September,
                                                              1997); Secretary of The Vanguard Group,
                                                              Inc. and of each of the investment
                                                              companies served by The Vanguard Group,
                                                              Inc. (since June, 2001); Principal of The
                                                              Vanguard Group, Inc. (prior to September,
                                                              1997).

Thomas J. Higgins*     Treasurer            July, 1998        Principal of The Vanguard Group, Inc.;             107
 (1957)                                                       Treasurer of each of the
                                                              investment companies served by The
                                                              Vanguard Group, Inc. (since July, 1998).

  *Officers of the Funds are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 over the Trust's past two fiscal years. Vanguard's subscription rates are similar to those of other subscribers.

  Board Committees: Each Fund's board has the following committees:

     - Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

     - Compensation Committee: This committee oversees the compensation programs established by the Funds and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held one meeting during the Funds' last fiscal year.

     - Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc., and the board of trustees of the Funds (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held one meeting during the Funds' last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES
All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee as of December 31, 2001. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund.


                       VANGUARD INSTITUTIONAL INDEX FUNDS

                                                          DOLLAR RANGE OF FUND   AGGREGATE DOLLAR RANGE OF
NAME OF FUND                      NAME OF TRUSTEE           SHARES OWNED BY        VANGUARD FUND SHARES
                                                                 TRUSTEE             OWNED BY TRUSTEE
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL INDEX FUND          John J. Brennan                 None                 Over $100,000
                                  Charles D. Ellis                None                 Over $100,000
                                  Rajiv L. Gupta                  None                 Over $100,000
                                  JoAnn Heffernan Heisen          None                 Over $100,000
                                  Burton G. Malkiel               None                 Over $100,000
                                  Alfred M. Rankin, Jr.           None                 Over $100,000
                                  J. Lawrence Wilson              None                 Over $100,000


INSTITUTIONAL TOTAL STOCK MARKET
INDEX FUND                        John J. Brennan                 None                 Over $100,000
                                  Charles D. Ellis                None                 Over $100,000
                                  Rajiv L. Gupta                  None                 Over $100,000
                                  JoAnn Heffernan Heisen          None                 Over $100,000
                                  Burton G. Malkiel               None                 Over $100,000
                                  Alfred M. Rankin, Jr.           None                 Over $100,000
                                  J. Lawrence Wilson              None                 Over $100,000



TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds (with three exceptions, which are noted in the table appearing on page B-15), The Funds' trustees receive no compensation directly from the Funds. However, The Vanguard Group, Inc. is responsible for paying the trustees for their service to the Funds under the terms of the Management Agreement, described on page B-11. The Funds' officers are compensated by The Vanguard Group, Inc., not the Funds.



  INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the funds--in three ways:

     - The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
     - The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

     - Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

              VANGUARD INSTITUTIONAL INDEX FUND COMPENSATION TABLE

                                              PENSION OR RETIREMENT                    TOTAL COMPENSATION
                              AGGREGATE          BENEFITS ACCRUED   ACCRUED RETIREMENT  FROM ALL VANGUARD
                          COMPENSATION FROM      AS PART OF THESE   BENEFIT AT            FUNDS PAID TO
 NAMES OF TRUSTEES        THESE FUNDS/(1)/   FUNDS' EXPENSES/(1)/   JANUARY 1, 2001        TRUSTEES /(2)/
 -----------------------------------------------------------------------------------------------------------
John J. Brennan.                   None           None                 None                None
Charles D. Ellis                   N/A            N/A                  N/A              104,000
Rajiv L. Gupta/(3)/                N/A            N/A                  N/A                 N/A
JoAnn Heffernan Heisen             N/A            N/A              $23,607              104,000
Bruce K. MacLaury/(4)/             N/A            N/A               78,176               99,000
Burton G. Malkiel                  N/A            N/A               90,680              104,000
Alfred M. Rankin, Jr.              N/A            N/A               46,267              104,000
James O. Welch, Jr./(4)/           N/A            N/A               97,720              104,000
J. Lawrence Wilson                 N/A            N/A               67,240              119,000

---------
(1) The amounts shown in this column are based on the Funds' fiscal year ended December 31, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel; 86 in the case of Mr. MacLaury; and 84 in the case of Mr. Gupta) for the 2001 calendar year.
(3)  Mr. Gupta joined the Funds' board, effective December 31, 2001.
(4) Mr. MacLaury and Mr. Welch retired from the Funds' board, effective December 31, 2001.


                             PORTFOLIO TRANSACTIONS

In placing portfolio transactions, The Vanguard Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to the obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration is given to those brokers which supply statistical information and provide other services in addition to execution services to the Funds.
     For the fiscal years ended December 31, 1999, 2000, and 2001, the Funds paid brokerage commissions in the following amounts:


FUND                                           1999         2000         2001
----                                     ------------------------------------
Vanguard Institutional Index Fund        $1,456,000   $1,528,000   $1,471,000
Vanguard Institutional Total Stock
  Market Index Fund                             N/A          N/A      223,000
(Inception May 31, 2001)

     VANGUARD INSTITUTIONAL TOTAL BOND MARKET INDEX FUND. The types of securities in which the Vanguard Institutional Total Bond Market Index Fund invest are generally purchased and sold through principal transactions, meaning that the Fund normally purchases securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).
     Vanguard's Fixed Income Group (the Group) may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset its management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a higher brokerage commission solely on account of the receipt of research or other services.
     As previously explained, the types of securities that the Vanguard Institutional Total Bond Market Index Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


                              FINANCIAL STATEMENTS

The Funds' Financial Statements as of and for the year ended December 31, 2001, appearing in the Fund's 2001 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.

                             YIELD AND TOTAL RETURN

The annualized yield of each Fund for the 30-day period ended December 31, 2001, is set forth below.


                                                       SHARE CLASS
                                                       -----------
   FUND                                     INSTITUTIONAL   INSTITUTIONAL PLUS
   ----                                     -------------   ------------------
   Institutional Index Fund                        1.14%          1.16%
   Institutional Total Stock Market Index Fund     1.23           1.26



The average annual total return of each Fund and one-, five-, and ten-year periods ended December 31, 2001, or since inception is set forth below:

                                        1 YEAR ENDED   5 YEARS ENDED    10 YEAR ENDED
                                         12/31/2001      12/31/2001      12/31/2001
                                        (OR SINCE       (OR SINCE       (OR SINCE
FUND                                     INCEPTION)      INCEPTION)      INCEPTION)
-----                                   -----------     -----------      ----------
VANGUARD INSTITUTIONAL INDEX
 FUND INSTITUTIONAL SHARES
(inception July 31, 1990)
 Return Before Taxes                      -11.93%          10.79%          12.98%
 Return After Taxes on Distributions      -12.39           10.08           11.97
 Return After Taxes on Distributions       -7.28            8.62           10.61
   and Sale of Fund Shares

                                        1 YEAR ENDED   5 YEARS ENDED    10 YEAR ENDED
                                         12/31/2001      12/31/2001      12/31/2001
                                        (OR SINCE       (OR SINCE       (OR SINCE
FUND                                     INCEPTION)      INCEPTION)      INCEPTION)
-----                                   -----------     -----------      ----------
VANGUARD INSTITUTIONAL INDEX
 FUND INSTITUTIONAL PLUS SHARES
(inception July 7, 1997)
 Return Before Taxes                      -11.90%           6.82%            N/A
 Return After Taxes on Distributions      -12.38            6.12             N/A
 Return After Taxes on Distributions       -7.26            5.26             N/A
   and Sale of Fund Shares

INSTITUTIONAL TOTAL STOCK
 MARKET INDEX FUND INSTITUTIONAL SHARES
(inception August 31, 2001)
 Return Before Taxes                        2.33%            N/A             N/A
 Return After Taxes on Distributions         N/A             N/A             N/A
 Return After Taxes on Distributions         N/A             N/A             N/A
   and Sale of Fund Shares

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
 INSTITUTIONAL PLUS SHARES
(inception May 31, 2001)
 Return Before Taxes                       -6.96%            N/A             N/A
 Return After Taxes on Distributions         N/A             N/A             N/A
 Return After Taxes on Distributions         N/A             N/A             N/A
   and Sale of Fund Shares

The annualized yield and total return for Vanguard Institutional Total Bond Market Index Fund is not yet available because the Fund began operations on April 26, 2002.

AVERAGE ANNUAL TOTAL RETURN
Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)
Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               T = (ERV/P)1/n - 1

  Where:

                    T    =average annual total return
                    P    =a hypothetical initial investment of $1,000
                    n    =number of years
                    ERV  =ending  redeemable  value  of  a  hypothetical  $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fractional portion thereof)

Instructions:


1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)
We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                    T = (ATVD/P)1/n - 1

  Where:
                    T    =  average   annual  total   return   (after  taxes  on
                         distributions)
                    P    = a hypothetical initial investment of $1,000
                    n    =number of years
                    ATVD = ending value of a hypothetical $1,000 investment made at the  beginning of the 1-, 5-, or 10-year  periods at
                         the  end  of  the  1-,  5-,  or  10-year   periods  (or
                         fractional  portion  thereof),   after  taxes  on  fund
                         distributions   but  not  after  taxes  on   redemption


Instructions:


1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.
4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.
5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)
We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                    T = (ATVDR/P)1/n - 1

  Where:

                    T    =  average   annual  total   return   (after  taxes  on
                         distributions and redemption)
                    P    = a hypothetical initial investment of $1,000
                    n    =number of years
                    ATVDR= ending value of a hypothetical $1,000 investment made at the  beginning of the 1-, 5-, or 10-year  periods at
                         the  end  of  the  1-,  5-,  or  10-year   periods  (or
                         fractional  portion  thereof),   after  taxes  on  fund
                         distributions and redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.



3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.
4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.
5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.
6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).
     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.
     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

CUMULATIVE TOTAL RETURN
Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                    C = (ERV/P) - 1

  Where:

                    C    = cumulative total return
                    P    = a hypothetical initial investment of $1,000
                    ERV  = ending redeemable value: ERV is the value, at the end of the  applicable  period,  of a  hypothetical  $1,000
                         investment made at the beginning of the applicable period.

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                       YIELD = 2[((A - B)/CD + 1)/6/ - 1]

  Where:

                    a    = dividends and interest earned during the period.
                    b    =   expenses   accrued   for   the   period   (net   of
                         reimbursements).
                    c    = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends.
                    d    = the maximum  offering price per share on the last day
                         of the period.

                               COMPARATIVE INDEXES

Vanguard may use reprinted material discussing the Funds, The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, Vanguard Institutional Index Fund, Vanguard Institutional Total Stock Market Index Fund, and Vanguard Institutional Total Bond Market Index Fund, may from time to time use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.


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

STANDARD & POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S 500/BARRA GROWTH INDEX--consists of the stocks in the S&P 500 Index with the highest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S/MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.


WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the S&P 500 Index.

RUSSELL   2000  STOCK   INDEX--is   composed   of   approximately   2,000  small
capitalization stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX--is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/ agency issues and mortgage pass-through securities.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, non-convertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.


LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.


BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% S&P 500 Index, 30% NASDAQ Industrial Index.

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

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Brothers Credit A or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Credit A or Better Bond Index, 26% Standard & Poor's/Barra Value Index, 4.5% Standard & Poor's Utilities Index, and 4.5% S&P Integrated Telecommunication Services Index.

LEHMAN  BROTHERS LONG CREDIT AA OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,  non-convertible  investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, investment grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $1.1 trillion


                      APPENDIX--DESCRIPTION OF BOND RATINGS

     Vanguard Institutional Total Bond Market Index Fund will invest primarily in investment grade bonds (i.e., those rated at least Baa3 by Moody's Investors Service, Inc. or those rated BBB- by Standard & Poor's Corporation.) In the event that a bond held by the Fund is downgraded, the adviser may continue to hold such bond. Excerpts from Moody's Investors Service, Inc. description of its four highest bond ratings:
     AAA--judged to be the best quality by all standards. Together with the AA group they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations;" BAA--considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.
     Excerpts from Standard & Poor's Corporation description of its four highest bond ratings:
     AAA--highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as investment grade obligations, a very strong capacity to pay interest and repay principal and differs from AAA--issues only in small degree; A--regarded as upper medium grade. It has a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
     Standard & Poor's applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                                                   SAI094 042002


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